UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 11, 2024

Date of Report (Date of earliest event reported)

CONNEXA SPORTS TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-41423	61-1789640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2709 N. Rolling Road, Suite 138

Windsor Mill

Baltimore, MD

21244

(Address of principal executive offices)

(443) 407-7564

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	YYAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Connexa Sports Technologies Inc. (the “Company”) has received a delisting notice from Nasdaq that may be remedied by a planned corporate action.

On June 11, 2024, the Company received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, as notified by Nasdaq on December 12, 2023, the bid price of the Company’s listed security had closed at less than $1 per share over the previous 30 consecutive business days, and, as a result, did not comply with Listing Rule 5550(a)(2) (the “Rule”). In accordance with Listing Rule 5810(c)(3)(A), the Company was provided 180 calendar days, or until June 10, 2024, to regain compliance with the Rule. The Company has not regained compliance with the Rule and is not eligible for a second 180-day remediation period. Specifically, the Company does not comply with the $5,000,000 minimum stockholders’ equity initial listing requirement for The Nasdaq Capital Market under the Equity Standard. Accordingly, unless the Company requests an appeal by June 18, 2024, of this determination, Nasdaq has determined that the Company’s securities will be scheduled for delisting from Nasdaq and will be suspended at the opening of business on June 21, 2024, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market (the “Delisting Determination”).

The Company will appeal the Delisting Determination on or before June 18th by requesting a hearing before the Panel to stay the suspension of the Company’s securities and the filing of the Form 25-NSE with the SEC. There are no assurances a favorable decision from the Panel will be obtained.

Following receipt of stockholder approval at its annual shareholders’ meeting on May 15, 2024, the Company expects to submit an application to Nasdaq prior to June 21st to effect a 1-for-20 reverse split of its common stock (the “Reverse Split”). Pending Nasdaq’s approval, the Company expects the Reverse Split to become effective prior to June 28th. The Company will issue a press release with further information at least two business days prior to the effective date of the Reverse Split. If the Reverse Split is approved by Nasdaq, the Company believes that the Delisting Determination will be withdrawn and there will be no need for a hearing. There are no assurances that the Reverse Split will be effected in a timely manner or at all.

Item 7.01. Regulation FD Disclosure.

On June 17, 2024, the Company issued a press release related to the information described in Item 3.01 above (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 17, 2024.
104	Cover Page Interactive File, formatted in Inline XBRL.

Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), including statements regarding (i) the Company’s belief that the Delisting Determination will be withdrawn if the Reverse Split is effected in a timely manner, (ii) the Company’s ability to effect the Reverse Split and (iii) the possibility of being granted a stay or receiving a favorable decision from the Panel. These statements are based on current expectations as of the date of this current report and involve a number of risks and uncertainties, which may cause results to differ materially from those indicated by these forward-looking statements. Any reader of this current report is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this current report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this current report, except as required by applicable laws or regulations.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNEXA sPORTS tECHNOLOGIES inc.

Dated: June 17, 2024	By:	/s/ Mike Ballardie
Chief Executive Officer

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